Exhibit 99.1

Lantronix Announces CEO Transition and Continuity Plan

IRVINE, Calif., May 30, 2023 – Lantronix Inc. (NASDAQ: LTRX), a global provider of secure turnkey solutions for the Industrial Internet of Things (IoT) and the Intelligent IT market, today announced that Paul Pickle will be resigning from his role as president and chief executive officer and as a director of Lantronix to pursue another opportunity as the chief executive officer of Semtech Corporation (Nasdaq: SMTC). Mr. Pickle’s resignation will be effective as of a date, yet to be determined, between June 8, 2023, and June 29, 2023. Until the effective date of his resignation, Mr. Pickle will continue in his current officer and director roles while the company conducts a search for a new CEO. If a new CEO has not been appointed by Mr. Pickle’s last day with the company, the company’s chief financial officer, Jeremy Whitaker, will serve as interim chief executive officer of the company until the board of directors appoints a new permanent CEO. Mr. Whitaker also served as the company’s interim CEO for brief periods during 2015 and 2019 and will continue to serve as CFO of the company, a position he has held since September 2011.

Since Mr. Pickle’s appointment as Lantronix’s CEO in April 2019, he has grown the company from approximately $47 million in annual net revenue as of the end of fiscal 2019 to an expected revenue in a range of $175 to $185 million for fiscal 2024, including record revenue results for a number of quarters during that period. Mr. Pickle stated that “my decision to pursue another opportunity was very difficult. The growth numbers speak for themselves, and I am very proud of the accomplishments of the team at Lantronix and the growth strategy that the company has in place. I remain a significant Lantronix shareholder and have full confidence in the management team to keep executing on our plans for the benefit of all shareholders,” Mr. Pickle concluded.

Chairman Paul Folino said, “The Lantronix board of directors would like to thank Paul for his service to the company and wishes him success in his new position. We recognize and appreciate Paul’s leadership and lasting contributions to Lantronix. We are fortunate to continue to have a world-class leadership team in place, including our CFO Jeremy Whitaker, who is poised, if needed, to act as interim CEO. We believe that Jeremy, with the rest of the team, will continue to execute on the company’s growth strategies and achieve our recently projected revenue guidance for fiscal 2024 in the range of $175 to $185 million.”

About Lantronix

Lantronix Inc. is a global provider of secure turnkey solutions for the Internet of Things (IoT) and Remote Environment Management (REM), offering Software as a Service (SaaS), connectivity services, engineering services and intelligent hardware.

Lantronix enables its customers to accelerate time to market and increase operational up-time and efficiency by providing reliable, secure and connected Intelligent Edge IoT and Remote Management Gateway solutions.

Lantronix’s products and services dramatically simplify the creation, development, deployment and management of IoT and IT projects across Robotics, Automotive, Wearables, Video Conferencing, Industrial, Medical, Logistics, Smart Cities, Security, Retail, Branch Office, Server Room, and Datacenter applications. For more information, visit the Lantronix website.

Learn more at the Lantronix blog, which features industry discussion and updates. Follow Lantronix on Twitter, view our YouTube video library or connect with us on LinkedIn.

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Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our revenue expectations for fiscal 2024 and our expectations for continued execution of our growth strategies. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Other factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; any failure by the United States Government to resolve the issues related to the debt ceiling; issues relating to the stability of our financial and banking institution; our ability to successfully convert our backlog and current demand;  the impact of the COVID-19 pandemic, including the emergence of new more contagious and/or vaccine-resistant strains of the virus and the impact of vaccination efforts, including the efficacy and public acceptance of vaccinations, on our business, employees, supply and distribution chains and the global economy; our ability to mitigate any disruption in our and our suppliers’ and vendors’ supply chains due to the COVID-19 pandemic, the war between Ukraine and Russia or other causes; our ability to successfully implement our acquisitions strategy or integrate acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; our ability to attract and retain qualified management; and any additional factors included in our Report on Form 10-K for the fiscal year ended June 30, 2022, filed with the Securities and Exchange Commission (the “SEC”) on Aug. 29, 2022, including in the section entitled “Risk Factors” in Item 1A of Part I of that report; in our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, filed with the SEC on May 10, 2023, including in the section entitled “Risk Factors” in Item 1A of Part II of such report; and in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

© 2023 Lantronix, Inc. All rights reserved. Lantronix is a registered trademark.

Lantronix Investor Relations Contact:

Jeremy Whitaker

Chief Financial Officer

investors@lantronix.com

1 (949) 450-7241

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